Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Milestone Scientific Inc (“Milestone”) on Form 10-Q for the period ending September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph D’Agostino, Chief Financial Officer of Milestone, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Milestone.

Date: November 12, 2015

/s/ Joseph D’Agostino
Joseph D’Agostino Chief Operating Officer Chief Financial Officer (Principal Financial Officer)

A signed original of this certification has been provided to Milestone and will be retained by Milestone and furnished to the Securities and Exchange Commission or its staff upon request.